INVESTOR PRESENTATION OCTOBER 2012 Exhibit 99.1

Forward Looking-Statements

Cautionary Statements Regarding Oil & Gas Quantities
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of management regarding plans, strategies, objectives, anticipated financial and operating results of the Company, including as to the Company’s Wolffork shale resource play, estimated resource potential and recoverability of the oil and gas, estimated reserves and drilling locations, capital expenditures, typical well results, and well profiles, type curve, and production and operating expenses guidance included in the presentation. These statements are based on certain assumptions made by the Company based on management's experience and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and believed to be reasonable by management. When used in this presentation, the words “will,” “potential,” “believe,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,”
“target,” “profile,” “model” or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In particular, careful consideration should be given to the cautionary statements and risk factors described in the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.
The Securities and Exchange Commission (“SEC”) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The Company uses the terms “estimated ultimate recovery” or “EUR,” reserve or resource
“potential,” and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s rules may prohibit the Company from including in filings with the SEC.
These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.
EUR estimates, potential drilling locations and resource potential estimates have not been risked by the Company.  Actual locations drilled and quantities that may be ultimately recovered from the Company’s interest may differ substantially from the Company’s estimates.  There is no commitment by the Company to drill all of the drilling locations that have been attributed these quantities.  Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling and completion services and equipment, drilling results, lease expirations, regulatory approval and actual drilling results, as well as geological and mechanical factors  Estimates of unproved reserves, type/decline curves, per well EUR and resource potential may change significantly as development of the Company’s oil and gas assets provides additional data.
Type/decline curves, estimated EURs, resource potential, recovery factors and well costs represent Company estimates based on evaluation of petrophysical analysis, core data and well logs, well performance from limited drilling and recompletion results and seismic data, and have not been reviewed by independent engineers. These are presented as hypothetical recoveries if assumptions and estimates regarding recoverable hydrocarbons, recovery factors and costs prove correct. The Company has very limited production experience with these projects, and accordingly, such estimates may change significantly as results from more wells are evaluated.  Estimates of resource potential and EURs do not constitute reserves, but constitute estimates of contingent resources which the SEC has determined are too speculative to include in SEC filings.
Unless otherwise noted, IRR estimates are before taxes and assume NYMEX forward-curve oil and gas pricing and Company-generated EUR and decline curve estimates based on Company drilling and completion cost estimates that do not include land, seismic or G&A costs.

WOLFCAMP OIL SHALE RESOURCE PLAY
PANGEA WEST
SCHLEICHER CO.
PROJECT PANGEA
CROCKETT CO.

APPROACH RESOURCES

Notes: Proved reserves and acreage as of 6/30/2012. All Boe and Mcfe calculations are based on a 6 to 1 conversion ratio. Enterprise value is equal to market capitalization using the closing share price of $30.06 per share on 9/27/2012, plus estimated net debt as of 9/30/2012.
Company Overview
• Enterprise value $1.2 BN
• High quality reserve base
• Permian core operating area
166,000 gross (146,000 net) acres
500+ MMBoe gross, unrisked resource
potential
2,900+ drilling and recompletion opportunities
• Oil-driven growth in Q2 2012
Q2’12 Production 7.7 MBoe/d, 65% oil & NGLs
Q2’12 Revenue mix 64% oil, 25% NGLs and
11% natural gas
3
AREX OVERVIEW ASSET OVERVIEW
83.7 MMBoe proved reserves, 37% PD
99% Permian Basin

Oil-Focused,
Pure-Play
• Transitioning Wolfcamp B to development mode and preparing for full-scale exploitation
• Pilot program evaluating additional Wolfcamp zones (A and C benches)
• Adding 3
rd
horizontal rig in January 2013
• Concentrated geographic footprint in the southern Midland Basin
• 146,000 net, primarily contiguous acres, 100% operated
• 64% of proved reserves are oil and NGLs
Track Record of
Growth at Low
Costs
Accelerating
Horizontal
Wolfcamp
Development
• Reserve and production CAGR since 2004 of 33% and 37%, respectively
• Low-cost operator with best-in-class F&D and low lifting costs
• $270 MM borrowing base
• $222.6 MM estimated liquidity at 9/30/12
Strong Balance
Sheet
Multi-Year
Drilling Inventory
and Significant
Resource
Potential
• 2,900+ identified drilling and recompletion locations
• 500+ MMBoe of gross, unrisked resource potential
• Rigorous pilot program has de-risked ~100,000 gross acres
• Additional upside potential from tighter well spacing and multi-zone development
Key Investor Highlights

STRENGTHS HIGHLIGHTS
Note: See liquidity calculation in appendix.

Track Record of Reserve and Production Growth
• MY’12 reserves up 25% YoY and 9% over YE’11
Oil reserves up 30% to 23.5 MMbbls
• Wolfcamp Shale key contributor to reserve growth
5
RESERVE GROWTH PRODUCTION GROWTH
• 2011 production increased 50% YoY
• Targeting 28% production growth in 2012
• Strong liquids production growth
2012E production 65% liquids
0
10
20
30
40
50
60
70
80
90
2004 2005 2006 2007 2008 2009 2010 2011 MY'12
Natural Gas (MMBoe) Oil & NGLs (MMbbls)
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
2004 2005 2006 2007 2008 2009 2010 2011 MY'12
Natural Gas (MBoe/d)
Oil & NGLs (Mbbls/d)
500+ MMBoe gross, unrisked resource potential

$30
$24
$18
$12
$6
$0
$8.20
$11.71
$11.98
$12.84
$16.06
$21.57
$29.40
AREX
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
$24
$18
$12
$6
$0
$8.04
$9.23
$12.85
$14.73
$14.89
$14.96
$22.43
Peer 1
AREX
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6

APPROACH RESOURCES

Low-Cost Operator

3-YR AVERAGE F&D COSTS ($/BOE) 2Q’12 LIFTING COSTS ($/BOE)
Notes: Oil weighted peers include BRY, CXO, KOG, LPI, NOG, OAS. Data based on SEC filings and J.S. Herold data. 3-YR F&D costs represent drill-bit F&D costs (drill-bit F&D costs defined as Exploration and Development Costs divided by Reserve Extensions & Discoveries and Revisions less Production).  See F&D costs reconciliation in appendix.  Lifting costs defined as lease operating expense plus taxes other than income and gathering and transportation expense.

500
1,825
190
440
2,955
Horizontal Wolfcamp
Vertical Wolffork
Vertical Wolffork Recompletion
Vertical Canyon Wolffork
Total Gross Locations

APPROACH RESOURCES

Extensive Inventory of Future Drilling Locations 7 POTENTIAL DRILLING LOCATIONS Gross Resource Potential (MMBoe): 225 200+ 17+ 85 500+ 500+ MMBoe Total Gross Resource Potential

Winkler
Ector
Midland Basin
Sterling
Coke
Eastern Shelf
Delaware Basin
Ward
Crane
Tom Green
Central Basin Platform
Pecos
Schleicher
Val Verde Basin
Marathon
Thrust
Ouachita
Belt

APPROACH RESOURCES

AREX Wolfcamp Play Favorably Located in the S. Midland Basin 8 Wolfcamp / Wolffork Oil Shale Resource Play

PXD
Apache
IRION
REAGAN
DVN
UPTON
SAMSON
COP
Pangea West
AREX
EL PASO
AREX
EOG
HK
AREX
FST
CROCKETT
AREX
Pangea
MPO
Leased by others
SCHLEICHER
SUTTON
HIGHMOUNT

EOG Resources
PIONEER NATURAL RESOURCES
devon
Approach Resources Inc.
ConocoPhillips
LAREDO PETROLEUM, INC.
bhpbilliton
elpaso

APPROACH RESOURCES

AREX Wolfcamp Oil Shale Resource Play

ACTIVE PARTICIPANTS IN THE PLAY
Note: Number of Horizontal Wolfcamp rigs per PXD July 2012 investor presentation.  Average 24-hr. IP rate and average lateral well length based on public disclosure from AREX, EOG, PXD.
Large, primarily contiguous acreage position
Liquids-rich, multiple pay zones
166,000 gross (146,000 net) acres
Low acreage cost ~$500 per acre
500+ MMBoe gross, unrisked resource potential
2,900+ drilling and recompletion opportunities
Early-stage play development
Transitioning Wolfcamp B to development
mode
Testing Wolfcamp A and C
Testing tighter well spacing
Preparing field for large-scale development
Broad industry participation de-risking play
41 Horizontal Wolfcamp rigs as of July 2012
Average 24-hr. IP rate of 807 Boe/d in 2Q’12
Average lateral well length of ~7,100 ft.

UNIVERSITY 9-15-1
Pangea West 5701
University 40-1302H
University 45 A 1401
Baker A 112
University 56-6 1
devon
Approach
eog resources
Approach
Approach
Approach
~20 miles
~17 miles
~9 miles
~7 miles
~14 miles
Wolfcamp A
Wolfcamp B
Wolfcamp C

APPROACH RESOURCES

10 Wolfcamp Oil Shale Play – Widespread, Thick, Consistent & Repeatable

Horizontal Wolfcamp Targets

SYSTEM
STRATIGRAPHIC
UNIT
Permian
Clearfork/Spraberry
Dean
Wolfcamp
Pennsylvanian
Canyon
Strawn
Mississippian
Devonian
Silurian
Ordovician Ellenburger
WOLFCAMP A
WOLFCAMP B
WOLFCAMP C
WOLFCAMP D
Pilot
Transitioning to
Development
Pilot – Recent
Results
Encouraging
Under Evaluation
POTENTIAL HORIZONTAL
WOLFCAMP TARGETS

Percentage of Oil Associated with Initial Production (%)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%

APPROACH RESOURCES

AREX DVN PXD
Highmount
EP EOG
Average ~82% Oil
59 wells from AREX, DVN, EOG, EP, Highmount and PXD
Wolfcamp Horizontal Wells - 82% of IP is Oil
Source: Publicly available regulatory filings, company presentations.

Percentage of Liquids Associated with Initial Production (%)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%

APPROACH RESOURCES

Wolfcamp Horizontal Wells - 95% of IP is Liquids

AREX DVN PXD
Highmount
EP EOG
Average ~95% Liquids
59 wells from AREX, DVN, EOG, EP, Highmount and PXD
Source: Publicly available regulatory filings, company presentations.

AREX Recent Well Results

IP MIX – LAST 10 HZ B WELLS
24 HR.- IP – LAST 10 HZ B WELLS
HZ WOLFCAMP WELL RESULTS
Boe/d
Average: 918 Boe/d
Average: 82% oil
72%
89%
87% 87%
92% 92%
65%
76% 76%
85%
0%
20%
40%
60%
80%
100%
Oil NGLs Gas
14%
6%
7% 7%
4% 5%
19%
13% 13%
8%
14%
5%
6% 6%
4% 3%
16%
11% 11%
7%
811
1,044
1,310
1,136
687
892
676
634
1,111
875
0
200
400
600
800
1,000
1,200
1,400
Note: IP’s based on 24-hr. rates.  We also recently completed three HZ B wells with an average IP of 500 Boe/d, made up of 62% oil and 83% total liquids.
The average lateral length of the three HZ wells was 6,360 feet, including one well that was a 3,078-feet lateral.  As part of ongoing cost cutting efforts, we reduced the amount of certain chemicals used in completing these wells.  We believe that the change in the chemical composition of the frac fluid negatively affected the IP of these wells, and, accordingly, the results from these three HZ wells are not included in the above tables.
Completion
date Well name
IP
(Boe/d)
Oil
(Bbl/d)
NGL
(Bbl/d)
Gas
(Mcfe/d)
IP %
Liquids
No. of
stages
B Bench:
May 2012 University 45 A #703H 875 743 73 354 93% 29
Mar 2012 University 45 F #2304H 1,111 840 150 729 89% 28
Mar 2012 University 45 F #2303H 634 481 84 412 89% 30
Feb 2012 University 45 C #805H 676 441 130 632 84% 28
Feb 2012 University 45 C #804H 892 823 38 185 97% 35
Dec 2011 University 45 E #1101H 687 632 30 147 96% 35
Dec 2011 University 45 F #2302H 1,136 986 83 404 94% 28
Dec 2011 University 45 F #2301H 1,310 1,136 96 467 94% 34
Sep 2011 University 45 C #803H 1,044 931 57 335 95% 23
Sep 2011 University 45 B #2401H 811 582 116 677 86% 23
Sep 2011 University 45 D #902H 798 611 95 552 88% 23
Jun 2011 University 45 A #701H 694 613 41 237 94% 21
May 2011 CT G #701H 328 168 81 473 76% 23
Apr 2011 University 42-21 #1H 316 132 93 543 71% 21
Mar 2011 CT M #901H 171 51 61 355 65% 15
A Bench:
Jun 2012 Pangea West #6601H 461 388 40 196 93% 29
Jun 2012 Pangea West #6602H 494 391 57 278 91% 28
C Bench:
Nov 2011 University 42 B #1001H 541 324 120 584 82% 28

PW 6507H
45 C 803H ST
45 D 905H
45 C 805H
45 A 703H
45 D 902H
45 C 804H
45 E 1101H
45 A 704H
42 C 101H
45 A 701H
45 B 2401H
45 B 2403H
45 F 2303H
45 B 2402H
2301H
2217H
2302H
2216H
2304H
42 B 1001H
42 A 2101H
CT G 701H
CT J 1003H
CT A 807
West 2308
West A 2210
Baker B 203
Baker A 114
CT G 1001
CT J 1001
CT H 1001
CT H 1002
Baker C 4201
CT B 1303
CT B 1308
CT M 901H
CT L 1801
CT B 1601
Lauffer 1306
Chandler 4403
Bailey 215
Childress G 1006
Childress 603
Davidson 3406
54-2 1
54-9 1
54-8 1
54-13 1
54-9 2
54-12 1
54-13 2
54-20 1
54-20 2
54-19 3
55-21 2
55-21 3
56-14 1

APPROACH RESOURCES

AREX Wolfcamp Play – Activity Map

Pangea West
North & Central Pangea
South Pangea
• 18,000 gross acres
• 2 HZ pilot wells with encouraging results
Schleicher Crockett
Irion
Reagan
• Interpreting newly acquired
3D seismic
• Targeting HZ pilot well in
Q4’12
• 59,000 gross acres
• Continuing completion
design improvement
• 89,000 gross acres
• Continuing HZ and V development
• Continuing refining completion designs
Sutton
Legend
Vertical Producer
HZ Producer
HZ – Waiting on Completion
HZ – Drilling
HZ – Permit
Note: Acreage as of 6/30/2012.
• 3D Seismic acquisition underway
• Targeting HZ pilot well in Q4’12

Horizontal Wolfcamp Economics

Play Type
Horizontal
Wolfcamp
Avg. EUR 450 MBoe
Targeted Well Cost $5.5 MM
Potential Locations 500
Gross Resource
Potential
225 MMBoe
BTAX IRR SENSITIVITIES
• 2 HZ rigs running in Pangea / Pangea West
• Improving IPs and liquids ratio driving higher
returns
• Recent well results range from 634 BOEPD to
1,310 BOEPD, made up of 84% to 97% liquids
•
875 BOEPD initial IP for Univ. 45 A 703H, made up of
85% oil and 93% total liquids
•
612 BOEPD and 539 BOEPD average 30-day and
60-day rates, respectively, for Univ. 45 A 703H
Notes: IP’s based on 24-hr. rates.  Potential locations are based on 1,000-feet spacing between each horizontal well.  Economics assume NYMEX gas strip and NGL price based on 40% of WTI oil price.
• Horizontal drilling improves recoveries and
returns
• Multiple, stacked horizontal targets
• 7,000’+ lateral length
• ~80% of EUR made up of oil and NGLs
• 2 HZ rigs running in Project Pangea / Pangea
West
•
Adding 3    HZ rig in January 2013
0
10
40
50
60
70
80
350 400 450 500 550
Well EUR (MBoe)
$100 / bbl $90 / bbl $80 / bbl $70 / bbl
20
30
rd

Horizontal Wolfcamp Type Curve

Month
100
1,000
10,000
100,000
6 12 18 24 30 36 42
48 54
60 0
Oil (barrels per month)
NGL (barrels per month)
Shrunk Gas (boe per month)
Oil 45-701H
NGL 45-701H
Shrunk Gas 45-701H
Total (boe per month)
Total 45-701H
450,000 Boe
Type Curve
Production data
(9 months)
University 45-701H
U 45-701H IP 694 Boe/d
Type Curve IP 589 Boe/d

Clearfork & Wolfcamp (“Wolffork”) Economics

BTAX IRR SENSITIVITIES
Notes: Vertical Wolffork potential locations based on 20-acre spacing.  Vertical Wolffork recompletion potential locations based on 20 to 40-acre spacing.
Economics assume NYMEX gas strip and NGL price based on 40% of WTI oil price.
Play Type
Vertical Wolffork
Recompletion
Avg. EUR 93 MBoe
Targeted Well Cost $0.75 MM
Potential Locations 190
Gross Resource
Potential
17+ MMBoe
BTAX IRR SENSITIVITIES
0
10
20
30
40
100 105 110 115 120
Well EUR (MBoe)
$100 / bbl $90 / bbl $80 / bbl $70 / bbl
0
10
20
30
40
50
60
70
80
76 86 96 106
Well EUR (MBoe)
$100 / bbl $90 / bbl $80 / bbl $70 / bbl
Play Type
Vertical
Wolffork
Avg. EUR 110 MBoe
Targeted Well Cost $1.2 MM
Potential Locations 1,825
Gross Resource
Potential
200+ MMBoe

AREX Drilling Targets & Resource Potential

PLAY TYPE
Horizontal
Wolfcamp
Vertical
Wolffork
Vertical Wolffork
Recompletion
Vertical Canyon
Wolffork
EUR (MBoe) 450 110 93 193
Targeted well cost ($MM) $5.5 $1.2 $0.75 $1.5
Potential locations 500 1,825 190 440
GROSS RESOURCE
POTENTIAL (MMBoe)
225 200+ 17+ 85
Target Wolfcamp Clearfork,
Wolfcamp
Clearfork, Wolfcamp Canyon, Clearfork,
Wolfcamp
Drilling depth (ft.) 7,000+ (lateral
length)
< 7,500 < 7,500 < 8,500
500+ MMBoe Total Gross Resource Potential
Notes: Potential locations based on 1,000-feet spacing between each horizontal well for Horizontal Wolfcamp, 20-acre spacing for Vertical Wolffork, 20 to 40-
acre spacing for Vertical Wolffork Recompletion and 40-acre spacing for Vertical Canyon Wolffork.

Infrastructure & Equipment Projects

• Safely and securely transport water across Project Pangea and Pangea West and reduce truck traffic
• Reduce time and money spent on water hauling and disposal
• Replace rental equipment and contractors with Company-owned and operated equipment and personnel
• Reduce money spent on flowback operations
• Facilitate large-scale field development
• Reduce fresh water use
• Reduce water costs
• Efficiently transport crude oil to market and reduce inventory
• Reduce oil differential
Purchasing and installing water
transfer equipment
Drilling and/or converting SWD
wells
Purchasing and installing flowback
equipment
Securing water supply
Testing non-potable water and
recycling flowback water
Installing crude takeaway lines
Purchased oil hauling trucks
PROJECTS
BENEFITS
Infrastructure and equipment projects are key to large-scale field development and to reducing D&C costs and monthly LOE

2012 & 2013 Capital Programs

Infrastructure &
Equipment
Vertical Wolffork &
Recompletions
Horizontal
Wolfcamp
Acreage
• Horizontal Wolfcamp
2 horizontal rigs
Beginning development program of B zone
Testing A & C zones
• Vertical Clearfork & Wolfcamp
1 vertical rig and recompletion program
2012 PROGRAM OVERVIEW
2012 Capital Program $260 MM
• Horizontal Wolfcamp
3 horizontal rigs to drill 35 to 40 wells
• Vertical Clearfork & Wolfcamp
1 vertical rig to drill 12 wells
Recompletion program
2013 PROGRAM OVERVIEW
Vertical Wolffork &
Recompletions
Horizontal
Wolfcamp
Acreage,
Infrastructure
& Equipment
2013 Capital Program $260 MM
29%
14%
2%
55%
2%
10%
88%

Creating Value Through Growth

• Concentrated geographic footprint in the Southern Midland Basin
• Strong growth track record at competitive costs
• Detailed technical evaluation led to discovery of significant growth potential in the Wolfcamp / Wolffork oil shale resource play
• Rigorous pilot program de-risked ~100,000 gross acres
• Capital discipline for Wolfcamp / Wolffork program acceleration

Financial Framework NON-GAAP RECONCILIATIONS

2012 Operating and Financial Guidance

2012 GUIDANCE
2012 Guidance
Production
Total (MBoe) 2,900 - 3,100
Percent Oil & NGLs 65%
Operating costs and expenses ($/per Boe)
Lease operating $ 5.50 – 6.50
Severance and production taxes $ 2.50 – 4.00
Exploration $ 4.00 – 5.00
General and administrative $ 7.00 – 8.00
Depletion, depreciation and amortization $ 15.00 – 18.00
Capital expenditures ($MM) Approximately $260

Hedge Position

CURRENT HEDGE POSITION
Commodity and Time Period Type Volume Price
Crude Oil
2012 Collar 700 Bbls/d $85.00/Bbl - $97.50/Bbl
2012 Collar 500 Bbls/d $90.00/Bbl - $106.10/Bbl
September 2012 – December 2012 Collar 350 Bbls/d $90.00/Bbl - $102.30/Bbl
2013 Collar 650 Bbls/d $90.00/Bbl - $105.80/Bbl
2013 Collar 450 Bbls/d $90.00/Bbl - $101.45/Bbl
2014 Collar 550 Bbls/d $90.00/Bbl - $105.50/Bbl
Natural Gas Liquids
Natural Gasoline – February 2012 – December 2012 Swap 225 Bbls/d $95.55/Bbl
Normal Butane – March 2012 – December 2012 Swap 225 Bbls/d $73.92/Bbl
Natural Gas
2012 Call 230,000 MMBtu/month $6.00/MMBtu
July 2012 – December 2012 Swap 360,000 MMBtu/month $2.70/MMBtu
2013 Swap 200,000 MMBtu/month $3.54/MMBtu

Financial Strength

Liquidity (preliminary and unaudited) is calculated by adding the net funds available under our revolving credit facility and cash and cash equivalents.  We use liquidity as an indicator of the Company’s ability to fund development and exploration activities.  Liquidity has limitations, and can vary from year to year for the Company and can vary among companies based on what is or is not included in the measurement on a company’s financial statements. Liquidity is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.
The table below summarizes our estimated liquidity at September 30, 2012.  Estimated liquidity includes net proceeds from our follow-on equity offering of 5.0 million shares at $30.50 per share.
(in thousands)
Liquidity at
September 30, 2012
Borrowing base $ 270,000
Cash and cash equivalents 500
Long-term debt (47,600)
Unused letters of credit (350)
Liquidity $ 222,550

F&D Costs Reconciliation (unaudited)

We believe that providing measures of finding and
development, or F&D, cost is useful to assist an evaluation
of how much it costs the Company, on a per Boe basis, to
add proved reserves. However, these measures are
provided in addition to, and not as an alternative for, and
should be read in conjunction with, the information
contained in our financial statements prepared in
accordance with GAAP (including the notes), included in our
SEC filings and posted on our website. Due to various
factors, including timing differences, F&D costs do not
necessarily reflect precisely the costs associated with
particular reserves. For example, exploration costs may be
recorded in periods before the periods in which related
increases in reserves are recorded and development costs
may be recorded in periods after the periods in which
related increases in reserves are recorded. In addition,
changes in commodity prices can affect the magnitude of
recorded increases (or decreases) in reserves independent
of the related costs of such increases.
As a result of the above factors and various factors that
could materially affect the timing and amounts of future
increases in reserves and the timing and amounts of future
costs, including factors disclosed in our filings with the SEC, we cannot assure you that the Company’s future F&D costs
will not differ materially from those set forth above.  Further, the methods we use to calculate F&D costs may differ
significantly from methods used by other companies to
compute similar measures. As a result, our F&D costs may
not be comparable to similar measures provided by other
companies.
The following tables reflect the reconciliation of our
estimated finding and development costs to the information
required by paragraphs 11 and 21 of ASC 932-235.
2011 Reserve summary (MBoe)
Balance – 12/31/2010 50,715
Extensions  & discoveries 25,548
Purchases 10,498
Revisions (7,448)
Production (2,338)
Balance – 12/31/2011 76,975
Cost summary ($M)
Acquisitions $ 93,251
Exploration costs 9,991
Development costs 182,522
Total 285,764
Finding & development costs ($/Boe)
All-in F&D costs $ 9.99
Drill-bit F&D cost $ 7.54
Reserve replacement ratio (%)
Extensions & discoveries (MBoe) 25,548
2011 Production (MBoe) (2,338)
Reserve replacement 1,093%
3-Year reserve summary (MBoe)
Balance – 12/31/2008 35,178
Extensions  & discoveries 34,386
Purchases 12,456
Revisions 318
Production (5,363)
Balance – 12/31/2010 76,975
Finding & development costs ($/Boe)
3-year All-in F&D costs $ 10.15
3-year Drill-bit F&D cost $ 8.20
Reserve replacement ratio (%)
Extensions & discoveries (MBoe) 34,386
3-year Production (MBoe) (5,363)
Reserve replacement 641%
Cost summary ($M)
Acquisitions $ 124,584
Exploration costs 14,348
Development costs 267,559
Total $ 406,491

Contact Information MEGAN P. HAYS Manager, Investor Relations & Corporate Communications 817.989.9000 x 2108 mhays@approachresources.com www.approachresources.com